Exhibit 10.3

SECOND AMENDMENT TO THE
RETIREMENT PLAN FOR SALARIED EMPLOYEES OF RAYONIER INC.
(for the plan document amended and restated as of January 1, 2014)

Pursuant to Section 10.01 of the Retirement Plan for Salaried Employees of Rayonier Inc. (the "Plan"), Rayonier Inc., the employer responsible for maintaining the Plan, hereby amends the Plan as follows:
A.SECURE Act

Effective January 1, 2020:

1.Section 4.l 6(b)(2)(i) of the Plan is amended in its entirety to read as follows:

"(i) Life Expectancy Rule, Spouse is Beneficiary. If the Member's surviving spouse is the Member's sole 'Designated Beneficiary,' then distributions to the surviving spouse will begin by December 31st of the calendar year immediately following the calendar year in which the Member died, or, if later, by December 31st of the calendar year in which the Member would have attained age 70 ½ with respect to a Member who would have attained age 70½ prior to January 1, 2020 or by December 31 of the calendar year in which the Participant would have attained age 72 with respect to a Member who would have attained age 70½ on or after January 1, 2020."

2.Section 4.16(f)(6) of the Plan is amended in its entirety to read as follows:

"(6) Required Beginning Date. 'Required Beginning Date" means the April 1st of the calendar year following the later of:
i. the calendar year in which the Member attains age 70 ½ with respect to a Member who attains age 70½ prior to January 1, 2020 or the calendar year in which the Member attains age 72 with respect to a Member who attains age 70½ on or after January 1, 2020, or
ii. if the Member is not a "five-percent owner" at any time during the Plan Year ending with or within the calendar year in which the Member attains age 70 1/2 with respect to a Member who attains age 70½ prior to January 1, 2020 or the calendar year in which the Member attains age 72 with respect to a Member who attains age 70½ on or after January 1, 2020, then the calendar year in which the Member retires. '5-percent owner' means a Member who is a 5-percent owner as defined in Code

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Section 416 at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70 ½ with respect to an owner who attains age 70 ½ prior to January 1, 2020 or in which the owner attains age 72 with respect to an owner who attains age 72 on or after January 1, 2020. Once required minimum distributions have begun to a '5-percent owner,' they must continue to be distributed, even if the Member ceases to be a '5-percent owner' in a subsequent year."
B.Plan Termination
Effective February 28, 2023, unless otherwise noted:
1.The FOREWORD to the Plan is amended by adding the following as the last paragraph thereto to read as follows:
"Effective as of February 28, 2023, the Plan is terminated."
2.Section 4.02 of the Plan is amended by adding a new subparagraph (d) to read as follows:
"(d) Notwithstanding the forgoing provisions of this Section 4.02 or any other provisions in the Plan to the contrary, the Postponed Retirement Date of each Member who has attained his or her Normal Retirement Date but has not yet commenced his or her retirement allowance prior to the Termination Distribution Program Annuity Starting Date (as defined in Section 4.18(b) of the Plan), shall be the Termination Distribution Program Annuity Starting Date."
3.Section 4.05(a) of the Plan is amended by adding the following as the last paragraph thereto to read as follows:
"Notwithstanding any other provision of the Plan to the contrary, all Members shall be 100% vested in their Accrued Benefit as of February 28, 2023."
4.Section 4.07(a)(ii) of the Plan is amended by adding the following as the last sentence thereto to read as follows:
"Effective February 28, 2023, no further reduction shall be imposed for spousal coverage."
5.Effective March 1, 2023, ARTICLE 4 is amended by adding new Sections 4.18 and
4.19 to read as follows:
"4.18 Termination Distribution Program
(a)Notwithstanding any provision of the Plan to the contrary, certain active and former Members shall have a limited time option to receive a lump sum payment or immediate annuity of his or her normal retirement allowance in accordance with this Section 4.18.

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(b)Any active Member, or former Member (including any alternate payees with a separate interest under a QDRO) who is eligible to receive a retirement allowance under Section 4.01, 4.02, 4.03, 4.04 or 4.05, but has not commenced payment as of the Termination Distribution Program Election Date established by the Plan Administrator ("Program Participant"), may elect to receive payment of his or her Accrued Benefit in a lump sum payment or as an immediate annuity. Program Participants shall exclude (i) surviving spouses; (ii) beneficiaries; (iii) former Members who have reached their Normal Retirement Date but not yet commenced payment; and (iv) active Members who attained age 70 ½ on or before December 31, 2022 and who have not yet commenced payment.
The Plan Administrator shall establish a 'Termination Distribution Program Election Period' of not less than 30 days and not more than 75 days prior to the Termination Distribution Annuity Starting Date established by the Plan Administrator. A Program Participant may revoke an election made during the Termination Distribution Program Election Period by delivery of a written notice of revocation to the Plan Administrator prior to the Termination Distribution Program Annuity Starting Date.
(c)    A Program Participant may elect a Lump Sum or an immediate annuity as described in this Section 4.18. A married Program Participant's election shall be subject to the spousal consent requirements of Section 4.06(d) of the Plan.
i. Lump Sum Payment. The lump sum shall equal the present value of     the Program Participant's Accrued Benefit as of his or her Normal Retirement Date or, if later, the Program Participant's Postponed Retirement Date, determined using the IRS Interest Rate and the IRS Mortality Table.
ii. Annuity Forms of Payment. In lieu of a lump sum, a Program Participant can elect an immediate annuity.
(1)    With respect to a Program Participant who is Retirement Eligible (as described below) as of the Termination Distribution Program Annuity Starting Date and who had not commenced payment of his or her retirement allowance as of the Termination Distribution Period Election Date, the Member's retirement allowance shall be determined under Sections 4.01, 4.02, 4.03, 4.04 or 4.05, as applicable, and the retirement allowance shall be paid in the automatic form or an optional forms described in Section 4.06, as selected by the Program Participant. For purposes of this Section 4.18, a Retirement-Eligible Program Participant is an active Program Participant who has reached his or her Normal Retirement Date, an active or former Participant who reached an Early Retirement Date (Section 4.03) or a Special Early Retirement Date (Section 4.04), or an active or former

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Program Participant who has attained age 55. The retirement allowance for an active Retirement-Eligible Program Participant shall be calculated as if the Program Participant terminated employment on the day before the Termination Distribution Program Annuity Starting Date.
(2)With respect to Program Participants who are not Retirement-Eligible as of the Termination Distribution Program Annuity Starting Date:
A.    the immediate annuity payable to an unmarried Program Participant shall be the actuarial equivalent of the Program Participant's Accrued Benefit payable at Normal Retirement Date as a Single Life Annuity determined using the IRS Interest Rate and IRS Mortality Table; and
B.    the immediate annuity payable to a married Program Participant shall be the actuarial equivalent of the Program Participant's Accrued Benefit payable at Normal Retirement Date determined using the IRS Interest Rate and IRS Mortality Table, and converted to a Joint and 50% Survivor Annuity or a Joint and 75% Survivor Annuity, in each case with the surviving Spouse as the joint annuitant, determined using the IRS Interest Rate and Mortality Table.
(d)    If a Program Participant elects to receive his or her retirement allowance as a lump sum under the Termination Distribution Program but dies prior to the Termination Distribution Program Annuity Starting Date, the lump sum will be paid to his or her estate. A Program Participant who elects an immediate annuity and dies prior to the Termination Distribution Program Annuity Starting Date shall have the survivor portion, if any, paid to the surviving Spouse/contingent annuitant specified in the election.
4.19    Termination Distribution
The Trustee shall purchase an irrevocable single sum group annuity contract from an insurance company selected by the Pension and Savings Plan Committee in accordance with applicable guidance from the U.S Department of Labor pursuant to the following provisions:
(a)The annuity contract shall fully guarantee and pay the retirement allowance earned by each Member, including Participants and Members under any Appendix to the Plan, other than those who elected a lump sum pursuant to the Termination Distribution Program and those who the Plan Administrator has determined are missing in accordance with Pension Benefit Guaranty guidelines.

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(b)With respect to a Member in pay status as of the date of the purchase, the annuity contract shall provide for the continued payment of the Member's retirement allowance (whether paid to the Member or his or her beneficiary, survivor or alternate payee), in the same form that was in effect under the Plan immediately before the annuity purchase, including any beneficiary designation, survivor benefit, and qualified domestic relations order.
(c)With respect to a Member with a deferred retirement allowance or deferred vested benefit, the annuity contract shall provide for the deferred payment of the Member's retirement allowance or vested benefit (whether paid to the Member or his or her beneficiary, survivor or alternate payee), in such form and at such time as such Member is entitled under the terms of the Plan.
(d)    A certificate under the annuity contract shall be issued to each such Member, beneficiary, or alternate payee on, or as soon as practicable after, the date of the annuity purchase. The terms of the annuity contract shall provide that the benefits are legally enforceable by the sole choice of the individual against the annuity provider issuing the contract."
6.Section 4.04(4) of Appendix B shall be amended by adding the following as the last sentence thereto to read as follows:
"Effective February 28, 2023, no further reduction shall be imposed for spousal coverage."
7.Effective March 1, 2023, SECTION 4 of Appendix B shall be amended by adding a new Section 4.05 to read as follows:
"4.05    Termination Distribution Program
(a)    Notwithstanding any provision of this Appendix B to the contrary, certain former Participants shall have a limited time option to receive a lump sum payment or immediate annuity of his or her normal pension benefit in accordance with this Section 4.05.
(b)    Any former Participant (including any alternate payees with a separate interest under a QDRO) who is eligible to receive a pension benefit under Section 3.01, 3.02, 3.03, 3.04, or 5.01 of this Appendix B but has not commenced payment as of the Termination Distribution Program Election Date established by the Plan Administrator ("Wood Products Program Participant"), may elect to receive payment of his or her Accrued Benefit in a lump sum payment or as an immediate annuity. Wood Products Program Participants shall exclude (i) surviving spouses; (ii) beneficiaries; (iii) former Participants who reached their Normal Retirement Date on or before February 28, 2023 and who have not yet commenced payment; and (iv) former Participants receiving a disability benefit under Section 7.
A Wood Products Program Participant may revoke an election made during the Termination Distribution Program Election Period by delivery of a written notice of revocation to the Plan• Administrator prior to the

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Termination Distribution Program Annuity Starting Date. For this purpose, 'Termination Distribution Program Election Period' and "Termination Distribution Program Annuity Starting Date' shall have the same meaning as set forth in Section 4.l 8(b) of the Plan.
(c)A Wood Products Program Participant may elect a Lump Sum or an immediate annuity as described in this Section 4.05 of this Appendix B. A married Wood Products Program Participant's election shall be subject to the spousal consent requirements of Section 4.04(6) of this Appendix B.
i. Lump Sum Payment. The lump sum shall equal the present value of the Wood Products Program Participant's Accrued Benefit as of his or her Normal Retirement Date, determined using the IRS Interest Rate and the IRS Mortality Table.
ii. Annuity Forms of Payment. In lieu of a lump sum, a Wood Products Program Participant can elect an immediate annuity.
(1)    With respect to a Wood Products Program Participant who is Retirement-Eligible (as described below) as of the Termination Distribution Program Annuity Starting Date and who had not commenced payment of his or her retirement allowance as of the Termination Distribution Period Election Date, the Participant's pension benefit shall be determined under Sections 3.01, 3.02, 3.03, 3.04 or 5.01 of this Appendix B, as applicable, and the pension benefit shall be paid in the normal form or an optional form described in Section 4.03 of Appendix B, as selected by the Wood Products Program Participant. For purposes of this Section 4.05, a Retirement-Eligible Wood Products Program Participant is a former Participant who has attained age 55.
(2)With respect to Woods Products Program Participants who are not Retirement-Eligible as of the Termination Distribution Program Annuity Starting Date:
A.    the immediate annuity payable to an unmarried Woods Product Program Participant shall be the actuarial equivalent of the Woods Product Program Participant's Accrued Benefit payable at Normal Retirement Date as a single life annuity determined using the IRS Interest Rate and IRS Mortality Table; and
B.    the immediate annuity payable to a married Woods Products Program Participant shall be the actuarial equivalent of the Woods Products Program Participant's Accrued Benefit payable at Normal Retirement Date determined using the IRS Interest

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Rate and IRS Mortality Table, and converted to a Joint and 50% Survivor Annuity or a Joint and 75% Survivor Annuity, in each case with the surviving Spouse as the joint annuitant, determined using the IRS Interest Rate and Mortality Table.
(d)    If a Woods Product Program Participant elects to receive his or her pension benefit as a lump sum under the Termination Distribution Program but dies prior to the Termination Distribution Program Annuity Starting Date, the lump sum will be paid to his or her estate. A Woods Product Program Participant who elects an immediate annuity and dies prior to the Termination Distribution Program Annuity Starting Date shall have the survivor portion, if any, paid to the surviving Spouse/contingent annuitant specified in the election."
8.Section 4.07(a)(iii) of Appendix E shall be amended by adding the following as the last sentence thereto to read as follows:
"Effective February 28, 2023, no further reduction shall be imposed for spousal coverage."
9.    Effective March 1, 2023, ARTICLE 4 of Appendix E shall be amended by adding a new Section 4.17 to read as follows:
"4.17 Termination Distribution Program
(a)    Notwithstanding any provision of this Appendix E to the contrary, certain former Members shall have a limited time option to receive a lump sum payment or immediate annuity of his or her normal retirement allowance in accordance with this Section 4.17.
(b)    Any former Member (including any alternate payees with a separate interest under a QDRO) who is eligible to receive a retirement allowance under Section 4.01, 4.02, 4.03, 4.04, or 4.05 of this Appendix E but has not commenced payment as of the Termination Distribution Program Election Date established by the Plan Administrator ("Southeast Forest Program Participant"), may elect to receive payment of his or her Southeast Forest Accrued Benefit in a lump sum payment or as an immediate annuity. Southeast Forest Program Participants shall exclude (i) surviving spouses; and (ii) beneficiaries.
A Southeast Forest Program Participant may revoke an election made during the Termination Distribution Program Election Period by delivery of a written notice of revocation to the Plan Administrator prior to the Termination Distribution Program Annuity Starting Date. For this purpose, 'Termination Distribution Program Election Period' and "Termination Distribution Program Annuity Starting Date' shall have the same meaning as set forth in Section 4.18(b) of the Plan.

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(c)A Southeast Forest Program Participant may elect a Lump Sum or an immediate annuity as described in this Section 4.17 of this Appendix E. A married Southeast Forest Program Participant's election shall be subject to the spousal consent requirements of Section 4.06(d) of this Appendix E.
i.Lump Sum Payment. The lump sum shall equal the present value of the Southeast Forest Program Participant's Southeast Forest Accrued Benefit as of his or her Normal Retirement Date, determined using the IRS Interest Rate and the IRS Mortality Table.
ii.    Annuity Forms of Payment. In lieu of a lump sum, a Southeast Forest Program Participant can elect an immediate annuity.
(1)    With respect to a Southeast Forest Program Participant who is Retirement-Eligible (as described below) as of the Termination Distribution Program Annuity Starting Date and who had not commenced payment of his or her retirement allowance as of as of the Termination Distribution Period Election Date, the Participant's pension benefit shall be determined under Sections 4.01, 4.02, 4.03, 4.04 or 4.05 of this Appendix E, as applicable, and the pension benefit shall be paid in the automatic form or an optional forms described in Section 4.06 of Appendix E, as selected by the Southeast Forest Program Participant. For purposes of this Section 4.17, a Retirement-Eligible Southeast Forest Program Participant is a former Member who has attained age 55.
(2)With respect to Southeast Forest Program Participants who are not Retirement-Eligible as of the Termination Distribution Program Annuity Starting Date:
A.the immediate annuity payable to an unmarried Southeast Forest Program Participant shall be the actuarial equivalent of the Southeast Forest Program Participant's Southeast Forest Accrued Benefit payable at Normal Retirement Date as a single life annuity determined using the IRS Interest Rate and IRS Mortality Table; and
B.    the immediate annuity payable to a married Southeast Forest Program Participant shall be the actuarial equivalent of the Southeast Forest Program Participant's Southeast Forest Accrued Benefit payable at Normal Retirement Date determined using the IRS Interest Rate and IRS Mortality Table, and converted to a Joint and 50% Survivor Annuity or a Joint and 75% Survivor Annuity, in each case with the surviving Spouse as the joint annuitant,

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determined using the IRS Interest Rate and Mortality Table.
(d)    If a Southeast Forest Program Participant elects to receive his or her pension benefit as a lump sum under the Termination Distribution Program but dies prior to the Termination Distribution Program Annuity Starting Date, the lump sum will be paid to his or her estate. A Southeast Forest Program Participant who elects an immediate annuity and dies prior to the Termination Distribution Program Annuity Starting Date shall have the survivor portion, if any, paid to the surviving Spouse/contingent annuitant specified in the election."

IN WITNESS WHEREOF, Rayonier Inc. has caused this Second Amendment to the Plan to be executed by its duly authorized officer on this day 20 day of January 2023.

RAYONIER INC.

By: /s/ Shelby Pyatt
Title: VP, HR & IT

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